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                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement
Numbers 33-74602, 33-81908, 33-91566 and 333-47477 of Atchison Casting
Corporation on Form S-8 of our report dated August 14, 1998
(September 3, 1998 with respect to Note 21), appearing in this Annual Report on Form 10-K of Atchison Casting Corporation for the year ended June 30, 1998.


/s/ Deloitte & Touche LLP
----------------------------

Kansas City, Missouri
September 3, 1998